UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2018

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385
(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) and (e)     Compensatory Arrangements of Certain Officers

M&T Bank Corporation (“M&T”) previously reported that, effective December 20, 2017, the Board of Directors appointed René F. Jones to the position of Chief Executive Officer and elected him as Chairman of the Board. Mr. Jones was also appointed as Chief Executive Officer of M&T Bank, M&T’s principal banking subsidiary, and elected him Chairman of the Board. Further, effective December 20, 2017, M&T’s Board of Directors appointed Richard S. Gold to the positions of President and Chief Operating Officer and elected him to the Board of Directors. Mr. Gold was also appointed as President and Chief Operating Officer of M&T Bank and he was elected to the Board of Directors. The public announcement was made by means of a news release on December 20, 2017.

In connection with Mr. Jones’ appointment as Chief Executive Officer of M&T and M&T Bank, the Board established his 2018 base cash salary at $900,000 and awarded him $1,100,000 in cash bonus for 2017 performance, as well as granted him $2,500,000 in equity, including $1,875,000 in performance-based restricted stock units and $625,000 in stock options, for a total compensation package of $4,500,000.

In connection with Mr. Gold’s appointment as President and Chief Operating Officer of M&T and M&T Bank, the Board established his 2018 base cash salary at $745,000 and awarded him $755,000 in cash bonus for 2017 performance, as well as granted him $1,500,000 in equity, including $1,125,000 in performance-based restricted stock units and $375,000 in stock options, for a total compensation package of $3,000,000.

The performance-based restricted stock units will vest over a three year period in equal installments, subject to meeting established performance criteria. The stock options will vest over a three year period in equal installments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

Date: January 23, 2018	By:	/s/ Laura P. O’Hara
Laura P. O’Hara
Senior Vice President and General Counsel

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